Exhibit 99.09

MONTHLY CERTIFICATEHOLDERS’ STATEMENT

BANK ONE, DELAWARE, NATIONAL ASSOCIATION

(Formerly FIRST USA BANK, NATIONAL ASSOCIATION)

FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-5

Monthly Period:	3/1/03 to 3/31/03
Distribution Date:	4/17/03
Transfer Date:	4/16/03

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the “Pooling and Servicing Agreement”) by and between Bank One, Delaware, National Association, (the “Bank”) and The Bank of New York (Delaware), as trustee (the “Trustee”) the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the “Trust”) during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-5 Certificate (a “Certificate”). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders’ Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.	Information Regarding the Current Monthly Distribution.

	1.	The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount
			Class A	$1.22278
			Class B	$1.38639
			CIA	$5.83333

	2.	The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount
			Class A	$1.22278
			Class B	$1.38639
			CIA	$5.83333

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-5

	3.	The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount
				Class A	$0.00000
				Class B	$0.00000
				CIA	$0.00000

B.	Information Regarding the Performance of the Trust.

	1.	Allocation of Principal Receivables. The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$95,074,330.17
				Class B	$8,591,731.23
				CIA	$10,893,696.65

				Total	$114,559,758.05
	2.	Allocation of Finance Charge Receivables

		(a1)	The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates
				Class A	$8,878,693.61
				Class B	$802,365.40
				CIA	$1,017,340.60

				Total	$10,698,399.61

		(b1)	Principal Funding Investment Proceeds (to Class A)		$0.00
		(b2)	Withdrawals from Reserve Account (to Class A)		$0.00

			Class A Available Funds		$8,878,693.61

		(c1)	Principal Funding Investment Proceeds (to Class B)		$0.00
		(c2)	Withdrawals from Reserve Account (to Class B)		$0.00
			Class B Available Funds		$802,365.40

		(d1)	Principal Funding Investment Proceeds (to CIA)		$0.00
		(d2)	Withdrawals from Reserve Account (to CIA)		$0.00
			CIA Available Funds		$1,017,340.60

		(e1)	Total Principal Funding Investment Proceeds		$0.00
		(e2)	Investment Earnings on deposits to Reserve Account		$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-5

3.	Principal Receivable / Investor Percentages

	(a)	The aggregate amount of Principal Receivables in the Trust as of 03/31/03		$35,668,804,508.88

	(b)	Invested Amount as of 03/31/03 (Adjusted Class A Invested Amount during Accumulation Period)
			Class A	$650,000,000.00
			Class B	$58,735,000.00
			CIA	$74,395,000.00

			Total	$783,130,000.00

	(c)	The Floating Allocation Percentage:
			Class A	1.818%
			Class B	0.164%
			CIA	0.208%

			Total	2.190%

	(d)	During the Accumulation Period: The Invested Amount as of ______ (the last day of the Revolving Period)
			Class A	$0.00
			Class B	$0.00
			CIA	$0.00

			Total	$0.00

	(e)	The Fixed/Floating Allocation Percentage:
			Class A	1.818%
			Class B	0.164%
			CIA	0.208%

			Total	2.190%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-5

4.	Delinquent Balances.
	The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period
	(a)	30 - 59 days		$492,333,710.89
	(b)	60 - 89 days		$337,618,173.85
	(c)	90 - 119 days		$282,035,147.05
	(d)	120 - 149 days		$233,004,459.29
	(e)	150 - 179 days		$200,545,656.14
	(f)	180 or more days		$0.00

			Total	$1,545,537,147.22
5.	Monthly Investor Default Amount.
	(a)	The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate “Investor Default Amount”)
			Class A	$3,194,186.05
			Class B	$288,587.00
			CIA	$365,983.04

			Total	$3,848,756.09
6.	Investor Charge-Offs & Reimbursements of Charge-Offs.
	(a)	The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount and the CIA
			Class A	$0.00
			Class B	$0.00
			CIA	$0.00

			Total	$0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-5

	(b)	The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA
			Class A	$0.00
			Class B	$0.00
			CIA	$0.00

			Total	$0.00

7.	Investor Servicing Fee
	(a)	The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period
			Class A	$812,500.00
			Class B	$73,418.75
			CIA	$92,993.75

			Total	$978,912.50

8.	Reallocated Principal Collections
		The amount of Reallocated CIA and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month
			Class B	$0.00
			CIA	$0.00

			Total	$0.00

9.	CIA Invested Amount
	(a)	The amount of the CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month		$74,395,000.00

	(b)	The Required CIA Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month		$74,395,000.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-5

	10.	The Pool Factor

The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder’s pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder’s Certificate by the Pool Factor

				Class A	1.00000000
				Class B	1.00000000
				Total	1.00000000

	11.	The Portfolio Yield
			The Portfolio Yield for the related Monthly Period		10.19%

	12.	The Base Rate
			The Base Rate for the related Monthly Period		3.96%

C.	Information Regarding the Principal Funding Account

	1.	Accumulation Period

		(a)	Accumulation Period Commencement Date		06/01/2004

		(b)	Accumulation Period Length (months)		2

		(c)	Accumulation Period Factor		6.30

		(d)	Required Accumulation Factor Number		9

		(e)	Controlled Accumulation Amount		$391,565,000.00

		(f)	Minimum Payment Rate (last 12 months)		12.44%

	2.	Principal Funding Account

		Beginning Balance			$0.00
		Plus:	Principal Collections for related Monthly Period from Principal Account		0.00
		Plus:	Interest on Principal Funding Account Balance for related Monthly Period		0.00

		Less:	Withdrawals to Finance Charge Account		0.00
		Less:	Withdrawals to Distribution Account		0.00

		Ending Balance			0.00

MONTHLY CERTIFICATEHOLDERS’ STATEMENT	Series 1997-5

	3.	Accumulation Shortfall

			The Controlled Deposit Amount for the previous Monthly Period	$0.00

		Less:	The amount deposited into the Principal Funding Account for the Previous Monthly Period	$0.00

			Accumulation Shortfall	$0.00

			Aggregate Accumulation Shortfalls	$0.00

	4.	Principal Funding Investment Shortfall

			Covered Amount	$0.00

		Less:	Principal Funding Investment Proceeds	$0.00

			Principal Funding Investment Shortfall	$0.00

D.	Information Regarding the Reserve Account

	1.	Required Reserve Account Analysis

		(a)	Required Reserve Account Amount percentage	0.00000%

		(b)	Required Reserve Account Amount ($) .5% of Invested Amount or other amount designated by Transferor)	$0.00

		(c)	Required Reserve Account Balance after effect of any transfers on the Related Transfer Date	$0.00

		(d)	Reserve Draw Amount transferred to the Finance Charge Account on the Related Transfer Date	$0.00

	2.	Reserve Account Investment Proceeds
		Reserve Account Investment Proceeds transferred to the Finance Charge Account on the Related Transfer Date		$0.00

	3.	Withdrawals from the Reserve Account
		Total Withdrawals from the Reserve Account transferred to the Finance Charge Account on the related Transfer Date (1 (d) plus 2 above)		$0.00

	4.	The Portfolio Adjusted Yield
		The Portfolio Adjusted Yield for the related Monthly Period		5.70%

MONTHLY CERTIFICATEHOLDERS’ STATEMENT
Signature Page

Bank One, Delaware, N.A. as Servicer

By:	/s/ MICHAEL J. GRUBB
Michael J. Grubb First Vice President